Exhibit 99.(16)

Bragg Capital Trust

POWER OF ATTORNEY

November 12, 2020

The undersigned, Sandra Brown, whose signature appears below, does hereby constitute and appoint as their attorneys-in-fact J. Richard Atwood and E. Lake Setzler to sign on their behalf the Registration Statement on Form N-14 relating to the proposed reorganization FPA Capital Fund, Inc., a Maryland corporation (the “Target Fund”), with and into the FPA Queens Road Small Cap Value Fund, a series of Bragg Capital Trust, a Delaware statutory trust  (the “Acquiring Fund”), and any amendments to the Registration Statement, including pre-effective amendments and post-effective amendments, with all exhibits thereto, and to file the same documents with the U.S. Securities and Exchange Commission relating to Bragg Capital Trust.

Target Fund	Acquiring Fund

FPA Capital Fund, Inc.	FPA Queens Road Small Cap Value Fund, a series of Bragg Capital Trust

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney to be effective as of the date first written above.

/s/ Sandra Brown

Sandra Brown

Bragg Capital Trust

POWER OF ATTORNEY

November 12, 2020

The undersigned, Mark L. Lipson, whose signature appears below, does hereby constitute and appoint as their attorneys-in-fact J. Richard Atwood and E. Lake Setzler to sign on their behalf the Registration Statement on Form N-14 relating to the proposed reorganization FPA Capital Fund, Inc., a Maryland corporation (the “Target Fund”), with and into the FPA Queens Road Small Cap Value Fund, a series of Bragg Capital Trust, a Delaware statutory trust  (the “Acquiring Fund”), and any amendments to the Registration Statement, including pre-effective amendments and post-effective amendments, with all exhibits thereto, and to file the same documents with the U.S. Securities and Exchange Commission relating to Bragg Capital Trust.

Target Fund	Acquiring Fund

FPA Capital Fund, Inc.	FPA Queens Road Small Cap Value Fund, a series of Bragg Capital Trust

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney to be effective as of the date first written above.

/s/ Mark L. Lipson

Mark L. Lipson

Bragg Capital Trust

POWER OF ATTORNEY

November 12, 2020

The undersigned, Alfred E. Osborne, Jr., whose signature appears below, does hereby constitute and appoint as their attorneys-in-fact J. Richard Atwood and E. Lake Setzler to sign on their behalf the Registration Statement on Form N-14 relating to the proposed reorganization FPA Capital Fund, Inc., a Maryland corporation (the “Target Fund”), with and into the FPA Queens Road Small Cap Value Fund, a series of Bragg Capital Trust, a Delaware statutory trust  (the “Acquiring Fund”), and any amendments to the Registration Statement, including pre-effective amendments and post-effective amendments, with all exhibits thereto, and to file the same documents with the U.S. Securities and Exchange Commission relating to Bragg Capital Trust.

Target Fund	Acquiring Fund

FPA Capital Fund, Inc.	FPA Queens Road Small Cap Value Fund, a series of Bragg Capital Trust

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney to be effective as of the date first written above.

/s/ Alfred E. Osborne, Jr.

Alfred E. Osborne, Jr.

Bragg Capital Trust

POWER OF ATTORNEY

November 12, 2020

The undersigned, A. Robert Pisano, whose signature appears below, does hereby constitute and appoint as their attorneys-in-fact J. Richard Atwood and E. Lake Setzler to sign on their behalf the Registration Statement on Form N-14 relating to the proposed reorganization FPA Capital Fund, Inc., a Maryland corporation (the “Target Fund”), with and into the FPA Queens Road Small Cap Value Fund, a series of Bragg Capital Trust, a Delaware statutory trust  (the “Acquiring Fund”), and any amendments to the Registration Statement, including pre-effective amendments and post-effective amendments, with all exhibits thereto, and to file the same documents with the U.S. Securities and Exchange Commission relating to Bragg Capital Trust.

Target Fund	Acquiring Fund

FPA Capital Fund, Inc.	FPA Queens Road Small Cap Value Fund, a series of Bragg Capital Trust

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney to be effective as of the date first written above.

/s/ A. Robert Pisano

A. Robert Pisano

Bragg Capital Trust

POWER OF ATTORNEY

November 12, 2020

The undersigned, Patrick B. Purcell, whose signature appears below, does hereby constitute and appoint as their attorneys-in-fact J. Richard Atwood and E. Lake Setzler to sign on their behalf the Registration Statement on Form N-14 relating to the proposed reorganization FPA Capital Fund, Inc., a Maryland corporation (the “Target Fund”), with and into the FPA Queens Road Small Cap Value Fund, a series of Bragg Capital Trust, a Delaware statutory trust  (the “Acquiring Fund”), and any amendments to the Registration Statement, including pre-effective amendments and post-effective amendments, with all exhibits thereto, and to file the same documents with the U.S. Securities and Exchange Commission relating to Bragg Capital Trust.

Target Fund	Acquiring Fund

FPA Capital Fund, Inc.	FPA Queens Road Small Cap Value Fund, a series of Bragg Capital Trust

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney to be effective as of the date first written above.

/s/ Patrick B. Purcell

Patrick B. Purcell